SECURITIES AND EXCHANGE COMMISSION

            Washington, D.C. 20549


            FORM 8-K


            CURRENT REPORT


            Pursuant to Section 13 or 15(d)
            of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest event reported) :
            June  19, 1995


            SHARED TECHNOLOGIES INC.

            DELAWARE                   0-17366         87-0424558.
            ----------------           -----------   -----------------
            (State or other           (Commission   (I.R.S. Employer
            jurisdiction of            File Number   Identification No.)
            Incorporation)

            100 Great Meadow Road, Suite 104
            Wethersfield, CT.                                   06109.
            ---------------------------------                 ---------
            (Address of principal executive offices)          (Zip Code)


           Registrant's telephone number, including area code (203) 258-2400





           Total number of sequentially numbered paged in this filing,
           including exhibits hereto:                  1 of 3





           Item 2. Acquisition or Disposition of Assets

           On June 19, 1995, Shared Technologies Inc.'s majority-owned subsidiary Shared Technologies Cellular, Inc., ("STC" or the "Company"), completed its acquisition of the outstanding capital stock of Cellular Hotline, Inc. ("Hotline") for $617,000. The $617,000 was comprised of $367,000 in cash, paid at closing, and the issuance of 50,000 shares of the Companys' Common Stock, $.01 par value ("Shares"). The Company used a portion of the proceeds from its April 21, 1995 Public Offering for the cash portion of the purchase. At the discretion of the former Hotline stockholders, STC is required to repurchase all or a portion of the Shares for $5.00 per share, at any time during the period commencing three months and ending six months after June 19, 1995. STC has the right to repurchase all or a part of the Shares for $6.00 per share during the same period. Additional at closing, STC issued Options to purchase 50,000 additional shares of the Companys' Common Stock, $.01 par value, exercisable at $7.50 per share for three years. The agreement provides for additional payments based upon attaining certain levels of activation revenues, as defined, over a one year period.

           The former stockholders of Hotline are as follows:

           1.  S. Robert Pye
           2.  James Green
           3.  Triad Capital Partners, Inc.
           4.  The North Fork Group

           Item 7. Financial Statements and Exhibits

           (a) Financial Statements of business acquired

           (i)The required audited financial statements for the period December 31, 1994 and 1993 will be filed as soon as practicable and, in any case, within 60 days of the date of the filing of this Current Report on Form 8-K.

           (ii)Unaudited balance sheet of Cellular Hotline, Inc. as of May 31, the related unaudited statement of income, and cash flow for the periods ended May 31, 1995 will be filed as soon as practicable and, in any case, within 60 days of the date of the filing of this Current Report on Form 8-K
           2 of 3







           (b) Pro Forma financial information

           The required pro forma financial information will be filed as soon as practicable and, in any event, within 60 days of the date of the filing of the Current Report on Form 8-K.

           (c) Exhibits

           Exhibit No.           Description
           --------------        -------------
           10.1                Stock Purchase Agreement
                               dated June 19, 1995.



           SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


           Shared Technologies Inc.




           By: /s/Vincent DiVincenzo
           --------------------------
           Vincent DiVincenzo
           Chief Financial Officer




           Date: June 30, 1995

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